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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 31, 2004

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-496-58 (Commission File Number)	84-1602895 (IRS Employer Identification #)
4643 South Ulster Street, Suite 1300, Denver, CO 80237 (Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On March 31, 2004, UnitedGlobalCom, Inc. (the "Company") issued a press release announcing that it intends to sell 500 million euros aggregate principal amount of its Convertible Senior Notes due 2024.

        A copy of the press release of the Company is attached as Exhibit 99.1 hereto and is incorporated in its entirety herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press release of the Company dated March 31, 2004.
99.2	Company presentation to be made on April 1, 2004.

Item 9. Regulation FD Disclosure

        A copy of the slide presentation to be made by the Company is attached as Exhibit 99.2 hereto.

        Limitation on Incorporation by Reference.    In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ ELLEN P. SPANGLER Ellen P. Spangler Senior Vice President of Business and Legal Affairs

Date: April 1, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Company dated March 31, 2004.
99.2	Slides posted on the Company's web site in connection with a presentation to analysts by the Company on April 1, 2004.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX